Exhibit 99.2
                                                                    ------------

                            SHARE PURCHASE AGREEMENT

     THIS SHARE PURCHASE AGREEMENT (this "Agreement"), dated as of May 4, 2005, is by and between SIMTEK CORPORATION, a Colorado corporation ("Simtek"), and Cypress Semiconductor Corporation, a Delaware corporation ("Cypress").

                                    Recitals
                                    --------

     A. Cypress desires to purchase shares of Simtek common stock and Simtek desires to issue and sell such shares to Cypress on the terms set forth herein.

     B. The parties also desire to enter into a joint development project whereby one or more Simtek memory products will be manufactured by Cypress on Cypress' 0.13 micron SONOS ("S8") process.


                                    Agreement
                                    ---------

     In consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

1.   Purchase of Stock; Closing.

     (a) Stock Purchase. Upon the terms and subject to the conditions of this Agreement, on the date hereof, Cypress shall purchase from Simtek, and Simtek shall issue and sell to Cypress, 6,740,816 shares of common stock, $0.01 par value per share, of Simtek (the "Simtek Shares"), in return for Four Million Dollars ($4,000,000.00) (the "Purchase Price").

     (b) Ancillary Agreements. Upon the terms and conditions of this Agreement, on the date hereof, Simtek shall issue to Cypress a warrant (the "Warrant"), in the form attached hereto as Exhibit A, registered in the name of Cypress, pursuant to which Cypress shall have the right to acquire 5,055,612 shares of Simtek common stock (the "Warrant Shares" and, together with the Simtek Shares and the Warrant, the "Securities"), and the parties shall enter into the Registration Rights Agreement in the form attached hereto as Exhibit B (the "Registration Rights Agreement"), the Production and Development Agreement in the form attached hereto as Exhibit C (the "Development Agreement"), the Escrow Agreement in the form attached hereto as Exhibit D (the "Escrow Agreement") and the Subordination Agreement in the form attached hereto as Exhibit E (the "Subordination Agreement").

     (c) Simtek Deliveries. Upon execution and delivery of this Agreement, Simtek shall deliver or cause to be delivered to Cypress the following:

         (i) certificates evidencing the Simtek Shares, registered in the name of Cypress;

         (ii)  the Warrant, duly executed by Simtek;

         (iii) the Registration Rights Agreement, duly executed by Simtek;


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         (iv)  the Development Agreement, duly executed by Simtek;

         (v)   the Escrow Agreement, duly executed by Simtek;

         (vi)  the Subordination Agreement, duly executed by Simtek; and

         (vii) a certificate of the Secretary of the Company, in form and substance reasonably satisfactory to counsel for Cypress, certifying that attached to such certificate is a true and correct copy of resolutions duly and validly adopted by the Board of Directors of Simtek authorizing the execution and delivery of this Agreement, the transactions contemplated hereunder, the Warrant and the issuance of the Securities to Cypress.

     (d) Cypress Deliveries. Upon execution and delivery of this Agreement, Cypress shall deliver or cause to be delivered to Simtek the following:

         (i) the Purchase Price via wire transfer of immediately available funds;

         (ii)  the Registration Rights Agreement, duly executed by Cypress;

         (iii) the Development Agreement, duly executed by Cypress;

         (iv)  the Escrow Agreement, duly executed by Cypress; and

         (v)   the Subordination Agreement, duly executed by Cypress.

     (e) Escrow Account. Immediately after the closing, Simtek shall transfer three million dollars ($3,000,000) (the "Escrow Amount") in immediately available funds to an escrow account in accordance with the terms of the Escrow Agreement.

2. Simtek Representations and Warranties. Except as set forth in the Schedule of Exceptions attached hereto as Schedule 2 (the "Simtek Schedule of Exceptions"), Simtek represents and warrants to Cypress as follows:

     (a) Organization; Existence; Good Standing. Simtek is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. Simtek is not in violation of any of the provisions of its Articles of Incorporation or Bylaws. Simtek is duly qualified to conduct its business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in any material adverse change, either individually or in the aggregate, in the business, operations, properties, assets or condition (financial or other) (a "Material Adverse Effect") on Simtek.

     (b) Due Authorization. Simtek has the full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and thereby. Each of the Agreement, Warrant, Registration Rights Agreement, Development Agreement, Subordination Agreement and Escrow Agreement has been



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


duly executed and delivered by Simtek and constitutes the valid and binding obligation of Simtek enforceable against Simtek in accordance with its terms. No further corporate action is required by Simtek in connection therewith. The issuance of the Simtek Shares has been duly authorized, and upon issuance to Cypress pursuant to the terms hereof, will be validly issued, fully paid and nonassessable and are and will be free and clear of any lien or encumbrances except as set forth in this Agreement and under applicable securities laws. When the Warrant is exercised and the exercise price paid in accordance with the terms thereof, the Warrant Shares will be validly issued, fully paid and non-assessable. Even upon the distribution of the Escrow Amount to Cypress in accordance with the Escrow Agreement, (i) the Simtek Shares will be validly issued, fully paid and nonassessable, and (ii) the Warrant Shares will be validly issued, fully paid and non-assessable when the Warrant is exercised and the exercise price paid in accordance with the terms of the Warrant. Notwithstanding anything else herein to the contrary, the preceding sentence shall survive indefinitely. Simtek has reserved from its duly authorized capital stock the shares of its common stock issuable pursuant to this Agreement and the Warrant in order to issue the Securities to Cypress.

     (c) No Brokers. Simtek has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     (d) No Conflicts. Except as set forth on Section 2(d) of the Simtek Schedule of Exceptions, the execution, delivery and performance by Simtek of each of the Agreement, Warrant, Registration Rights Agreement, Development Agreement, Subordination Agreement and Escrow Agreement and the consummation by Simtek of the transactions contemplated thereunder do not and will not (a) violate or conflict with any provision of each of Simtek's Articles of Incorporation or Bylaws, (b) breach any provision of, or be an event that is (or with the passage of time will result in) a default of, or result in the cancellation or acceleration of (whether after the giving of notice or lapse of time or both) any obligation under, or result in the imposition or creation of any encumbrances upon any of the assets of Simtek pursuant to, any material contract, mortgage, lien, lease, agreement or instrument to which Simtek is a party or by which Simtek is bound, (c) violate any legal requirement applicable to Simtek, including the legal requirements of the National Association of Securities Dealers, or any of its properties or assets, or (d) require any authorization, consent, order, permit or approval of, or notice to, or filing, registration or qualification with, any government authority except as will not singly or in the aggregate have a Material Adverse Effect on Simtek and except for filings required by state securities laws and the filing of a Notice of Sale of Securities on Form D with the Securities and Exchange Commission (the "SEC") under Regulation D of the Securities Act of 1933, as amended (the "Securities Act").

     (e) No Litigation. There is no litigation, proceeding or investigation pending or, to the best knowledge of Simtek, threatened against Simtek in any federal, state or local court, or before any administrative agency, that seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement.

     (f) Exchange Act Filings; Financial Statements. Simtek has filed all reports, forms or other information required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the



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


"Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as Simtek was required by law to file such reports, forms or other information) (the foregoing materials being collectively referred to herein as the "SEC Reports") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Simtek included in the SEC Reports comply, in all material respects, with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of Simtek and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. For purposes of this Agreement, any reports, forms or other information provided to the SEC, whether by filing, furnishing or otherwise providing, is included in the term "filed" (or any derivations thereof).

     (g) Capitalization. The Form 10-KSB filed by Simtek for the year ended December 31, 2004, as supplemented by Section 2(g) of the Simtek Schedule of Exceptions, contains a true and correct statement of the authorized, issued and outstanding equity ownership of Simtek as of the date hereof. Other than as set forth therein, there are no other outstanding shares of capital stock or other securities of Simtek and no outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities, or other commitments or agreements of any nature relating to the capital stock or other securities of Simtek, or otherwise obligating Simtek to issue, transfer, sell, purchase, redeem or otherwise acquire such stock or securities. All outstanding shares of Simtek's common stock are duly authorized and validly issued and are fully paid and non-assessable.

     (h) Press Releases. The press releases disseminated by Simtek during the twelve months preceding the date of this Agreement do not, individually or taken as a whole with the SEC Reports, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

     (i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports or as set forth on Section 2(i) of the Simtek Schedule of Exceptions, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect on Simtek, (ii) to the knowledge of Simtek, Simtek has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities (not to exceed $450,000) not required to be disclosed in filings made with the SEC, (iii) Simtek has not altered its method of accounting or the identity of its auditors, (iv) Simtek has not declared or



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made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) Simtek has not issued any equity securities, except pursuant to existing Simtek stock option plans and consistent with past practice. Simtek does not have pending before the SEC any request for confidential treatment of information.

     (j) Labor Relations. No material labor dispute exists or, to the knowledge of Simtek, is imminent with respect to any of the employees of Simtek.

     (k) Compliance. Except as set forth in the SEC Reports, Simtek (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Simtek), nor has Simtek received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body, and (iii) is not and has not been in violation of any statute, rule or regulation of any governmental authority, including all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect on Simtek. Simtek is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect on Simtek.

     (l) Regulatory Permits. Simtek possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect on Simtek, and Simtek has not received any notice of proceedings relating to the revocation or modification of any such permits except as would not in the aggregate result in a Material Adverse Effect on Simtek.

     (m) Title to Assets. Except as set forth on Section 2(m) of the Simtek Schedule of Exceptions, Simtek has good and marketable title in fee simple to all real property owned by it that is material to its business and good and marketable title in all personal property owned by it that is material to its business, in each case free and clear of all liens, except for liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Simtek. Any real property and facilities held under lease by Simtek are held by it under valid, subsisting and enforceable leases of which Simtek is in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect on Simtek.

     (n) Patents and Trademarks. Simtek has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar intellectual property rights that are necessary or material for use in connection with its business as described



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


in the SEC Reports and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect on Simtek (collectively, the "Intellectual Property Rights"). Except as disclosed in the SEC Reports, Simtek has not received a written notice that the Intellectual Property Rights used by it violate or infringe upon the rights of any Person. Except as set forth in the SEC Reports, all such Intellectual Property Rights are enforceable and, to the knowledge of Simtek, there is no existing infringement by another person of any of the Intellectual Property Rights.

     (o) Insurance. Simtek maintains such insurance relating to its business, operations, assets, key employees and officers and directors as is specifically described in Section 2(o) to the Simtek Schedule of Exceptions.

     (p) Transactions with Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of Simtek, and, to the knowledge of Simtek, none of the employees of Simtek is presently a party to any transaction with Simtek (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of Simtek, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     (q) Internal Accounting Controls. Simtek maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Simtek has established disclosure controls and procedures (as defined in the Exchange Act rules 13a-15(e) and 15(d)-15(e)) for Simtek and designed such disclosure controls and procedures to ensure that material information relating to Simtek, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which Simtek's Form 10-KSB or 10-QSB, as the case may be, is being prepared. Simtek's certifying officers have evaluated the effectiveness of Simtek's controls and procedures as of the last day of the period covered by the Form 10-KSB for Simtek's most recently ended fiscal year (such date, the "Evaluation Date"). Simtek presented in its most recently filed Form 10-KSB or Form 10-QSB the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Simtek has disclosed in its most recently filed Form 10-KSB or Form 10-QSB any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

     (r) Solvency. Based on the financial condition of Simtek as of the date hereof (i) Simtek's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of Simtek's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) Simtek's assets do not constitute unreasonably small capital to carry on its



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business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by Simtek, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of Simtek, together with the proceeds Simtek would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. Simtek does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

     (s) Certain Registration Matters. Assuming the accuracy of Cypress's representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Securities by Simtek to Cypress under this Agreement. Simtek is eligible to register the resale of its Securities by Cypress on Form S-2 promulgated under the Securities Act. Except as set forth on Section 2(s) of the Simtek Schedule of Exceptions, Simtek has not granted or agreed to grant to any person any rights (including "piggy back" registration rights) to have any securities of Simtek registered with the SEC or any other governmental authority that have not been satisfied or exercised.

     (t) Listing and Maintenance Requirements. Except as specified in the SEC Reports, Simtek has not, in the two years preceding the date hereof, received notice from the OTC Bulletin Board (the "OTCBB") to the effect that Simtek is not in compliance with the listing or maintenance requirements thereof. Simtek is, and has no reasonable grounds to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of its common stock on the OTCBB on which its common stock is currently listed or quoted. The issuance and sale of the Securities under this Agreement does not contravene the rules and regulations of the OTCBB, and no approval of the shareholders of Simtek is required for Simtek to issue and deliver to Cypress the Securities contemplated by this Agreement.

     (u) Investment Company. Simtek is not, and is not an affiliate of, and immediately following the transactions contemplated hereunder will not have become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (v) Application of Takeover Provisions. Simtek has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under Simtek's Articles of Incorporation or Bylaws (or similar charter documents) or the laws of its state of incorporation that is or would become applicable to Cypress or shareholders of Simtek prior to the date hereof as a result of Cypress and Simtek fulfilling their obligations or exercising their rights under this Agreement, including Simtek's issuance of the Securities and Cypress's ownership of the Securities.

3. Cypress Representations and Warranties. Cypress hereby represents and warrants to Simtek as follows:

     (a) Organization; Existence; Good Standing. Cypress is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.



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     (b) Due Authorization. Cypress has the full corporate power and authority to enter into this Agreement, the Development Agreement, the Registration Rights Agreement, the Subordination Agreement and the Escrow Agreement and to consummate the transactions contemplated hereby and thereby. Each of the Agreement, Registration Rights Agreement, Development Agreement, Subordination Agreement and Escrow Agreement have been duly executed and delivered by Cypress and constitutes the valid and binding obligation of Cypress enforceable against Cypress in accordance with its terms.

     (c) No Brokers. Cypress has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     (d) No Conflicts. The execution, delivery and performance by Cypress of this Agreement, the Development Agreement, the Registration Rights Agreement, the Subordination Agreement and the Escrow Agreement, and the consummation of the transactions contemplated hereby and thereby do not and will not (a) violate or conflict with any provision of each of Cypress' Certificate of Incorporation or Bylaws, (b) breach any provision of, or be an event that is (or with the passage of time will result in) a default, or result in the cancellation or acceleration of (whether after the giving of notice or lapse of time or both) any obligation under, or result in the imposition or creation of any encumbrances upon any of the assets of Cypress pursuant to, any material contract, mortgage, lien, lease, agreement or instrument to which Cypress is a party or by which Cypress is bound, (c) violate any legal requirement applicable to Cypress, including the legal requirements of the National Association of Securities Dealers, or any of its properties or assets, or (d) require any authorization, consent, order, permit or approval of, or notice to, or filing, registration or qualification with, any government authority except as will not singly or in the aggregate have a Material Adverse Effect on Cypress.

     (e) Investment Intent. Cypress is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to Cypress's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Cypress does not have any agreement or understanding, directly or indirectly, with any person to distribute any of the Securities.

     (f) Investor Status. At the time Cypress was offered the Securities, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Cypress is not a registered broker-dealer under
Section 15 of the Exchange Act.

     (g) General Solicitation. Cypress is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

     (h) Access to Information. Cypress acknowledges that it has been afforded
(i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of Simtek concerning the terms and conditions of the offering of the Securities and the merits and risks of



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investing in the Securities; (ii) access to information about Simtek and its subsidiary and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that Simtek possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

     (i) Independent Investment Decision. Cypress has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement, and Cypress confirms that it has not relied on the advice of any person's business and/or legal counsel in making such decision.

4.   Certain Covenants.

     (a) Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, Simtek may require the transferor thereof to provide to Simtek an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to Simtek, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

     (b) Certificates evidencing the Securities will contain the following legend, until such time as they are not required under the Registration Rights
Agreement:

[NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

     (c) Furnishing of Information. As long as Cypress owns the Securities, Simtek covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Simtek after the date hereof pursuant to the Exchange Act. As long as Cypress owns Securities, if Simtek is not required to file reports pursuant to such laws, it will prepare and furnish to Cypress and make publicly available in accordance with Rule 144(c) such information as is required for Cypress to sell the Simtek Shares and Warrant Shares under Rule 144. Simtek further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such person to



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sell the Simtek Shares and Warrant Shares without registration under the
Securities Act within the limitation of the exemptions provided by Rule 144.

     (d) Allocation of Purchase Price. The parties agree that the allocation of the purchase price with respect to this Agreement shall be as set forth in
Schedule 4(d) hereto.

5.   Indemnification.

     (a) Subject to the limitations set forth in Section 5(d), Cypress covenants and agrees that it shall indemnify, defend, protect and hold harmless Simtek, its directors, officers, employees and agents (the "Simtek Indemnified Parties"), at all times from and after the date of this Agreement (subject to any limitation on the survival of representations and warranties set forth in
Section 5(d)), against all losses, claims, damages, actions, suits, proceedings, demands, assessments, adjustments, costs and expenses (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation) ("Simtek Losses") incurred or suffered by any of the Simtek Indemnified Parties based upon, resulting from or arising out of any inaccuracy or breach of any representation or warranty of Cypress in this Agreement.

     (b) Simtek covenants and agrees that it will indemnify, defend, protect and hold harmless Cypress, its directors, officers, employees and agents (the "Cypress Indemnified Parties") at all times from and after the date of this Agreement (subject to any limitation on the survival of representations and warranties set forth in Section 5(d)) against all losses, claims, damages, actions, suits, proceedings, demands, assessments, adjustments, costs and expenses (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation) ("Cypress Losses") incurred or suffered by any of the Cypress Indemnified Parties based upon, resulting from or arising out of any inaccuracy or breach of any representation or warranty of Simtek contained in this Agreement.

     (c) Promptly after receipt by any person entitled to indemnification (an "indemnified party") of notice of the commencement of any action, suit or proceeding by a person not a party to this Agreement in respect of which the indemnified party will seek indemnification hereunder (a "Third Party Action"), the indemnified party shall notify the person that is obligated to provide such indemnification (the "indemnifying party") thereof in writing, specifying in reasonable detail the action, suit or proceeding (including, without limitation, the name and location of the claimant or the parties to the action, suit or proceeding), an estimate of the amount of Simtek Losses or Cypress Losses, as applicable, attributable to the action, suit or proceeding, if reasonably possible, and the basis for indemnification, and transmitting a copy of all papers served with respect to such action, suit or proceeding (if any); provided, however that any failure to so notify the indemnifying party shall not relieve it from any liability that it may have to the indemnified party, except to the extent that the indemnifying party is prejudiced by the failure to give such notice. The indemnifying party shall be entitled to participate in the defense of such Third Party Action and to assume control of such defense (including settlement of such Third Party Action) with counsel reasonably satisfactory to such indemnified party.

     (d) Each of the representations and warranties made by Cypress or Simtek in this Agreement shall survive for a period of 18 months from the date hereof. No claim for indemnification under this Agreement shall be asserted by any indemnified party after the expiration and termination of the representations and warranties.

6.   Miscellaneous.

     (a) Status of Parties. Nothing contained in this Agreement will be deemed or construed as creating a joint venture or partnership between the parties. Neither party will have the power to control the activities and operations of the other and their status is, and at all times will continue to be, that of independent contractors with respect to each other. Neither party will hold itself out as having any authority or relationship with the other in contravention of this Section 6(a), and neither party will act on behalf of the other party or enter into any contracts, warranty, or representation as to any other matter on the behalf of the other party.

     (b) Effect of Waiver. No waiver whether express or implied, of any breach of any term, condition, or obligation of this Agreement will be construed as a waiver of any subsequent breach of that term, condition, or obligation, or any other term, condition, or obligation of this Agreement of the same or different nature.

     (c) Notices. Any notice or other communication required or permitted under this Agreement will be given in writing and will be sent by facsimile or commercially recognized express courier to the address specified below or to any other address that may be designated by prior notice. Any notice or other communication delivered by facsimile will be deemed to have been received the day it is sent and must be confirmed by a copy sent by express courier. Any notice or other communication sent by commercially recognized courier will be deemed to have been received on the 3rd business day after delivery to the courier.

          Notices to be given to Cypress will be addressed to:
                   Cypress Semiconductor Corporation
                   3901 North First Street
                   San Jose, CA 95134-1599
                   Facsimile:  (408) 456-1821
                   Attn: Senior Vice President, Memory Products Division

          With a copy to:
                   Cypress Semiconductor Corporation
                   3901 North First Street
                   San Jose, CA 95134-1599
                   Facsimile:  (408) 456-1821
                   Attn: Laura Norris, Esq.

          If given to Simtek, it will be addressed to:
                   Simtek Corporation
                   Attention:  Douglas Mitchell
                   4250 Buckingham Drive, Suite 100
                   Colorado Springs, CO 80907
                   Facsimile:  (719) 531-9765

     Either Party hereto may at any time, by 30 days written notice to the other, designate any other person or address in place of those provided in this Section.

     (d) Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement will continue in full force and effect without said provision; provided that no such severability will be effective if it materially changes the economic benefit of this Agreement to any party.

     (e) Governing Law. This Agreement will be governed and construed in all respects in accordance with the laws of the State of California as applied to agreements made and performed in California by residents of the State of California.

     (f) Facsimile and E-Mail Signatures. Any signature page delivered by a fax machine or by e-mail will be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a facsimile signature page or scanned signature page agrees to later deliver an original counterpart to any party which requests it.

     (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties, each of which will be enforceable against the parties actually executing such counterparts, and all of which together will constitute one instrument.

     (h) Interpretation. When a reference is made in this Agreement to Exhibits, Schedules or Sections, such reference shall be to an Exhibit, Schedules or Section to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party hereto to whom such information is to be made available. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement, any reference to a party's "knowledge" means such party's actual knowledge after reasonable inquiry of executive officers of such party. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

     (i) Entire Agreement; Nonassignability; Parties in Interest. This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto, including the Exhibits and the attached Schedule (a) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof; (b) are not intended to confer upon any other person any rights or remedies hereunder; and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided.

     (j) Remedies Cumulative; No Waiver. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.

     (k) Further Assurances. In case at any time after the execution and delivery of this Agreement any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers of Simtek and Cypress shall take all such necessary action.

     (l) Amendment. The parties hereto may cause this Agreement to be amended at any time by execution of an instrument in writing signed by Simtek and Cypress.

                  [Remainder of Page Left Intentionally Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Share Purchase Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.


SIMTEK CORPORATION



By:      /S/ DOUGLAS MITCHELL
     ------------------------------------------------
Name:    Douglas Mitchell
Title:   President


CYPRESS SEMICONDUCTOR CORPORATION


By:      /S/ A.R. ALVAREZ
     ------------------------------------------------
Name:    A.R. Alvarez
Title:   GM & SR VP
         Memory Products

                                    Exhibit A
                                    ---------
                                 Form of Warrant

                                    Exhibit B
                                    ---------
                      Form of Registration Rights Agreement

                                    Exhibit C
                                    ---------
                  Form of Production and Development Agreement

                                    Exhibit D
                                    ---------
                            Form of Escrow Agreement

                                    Exhibit E
                                    ---------
                         Form of Subordination Agreement

                                   Schedule 2
                                   ----------
                          Simtek Schedule of Exceptions

                                  Schedule 4(d)
                                  -------------
                          Allocation of Purchase Price


$4,000,000 to Simtek Common Stock.